     As filed with the Securities and Exchange Commission on March 26, 2002

                                                       Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                    COMMONWEALTH TELEPHONE ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             PENNSYLVANIA                                23-2093008
   (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                 Identification Number)

                                  100 CTE Drive
                         Dallas, Pennsylvania 18612-9774
                                 (570) 631-2700
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                            ------------------------

                               MICHAEL J. MAHONEY
                          President and Chief Executive
                                     Officer
                             Commonwealth Telephone
                                Enterprises, Inc.
                                  100 CTE Drive
                         Dallas, Pennsylvania 18612-9774
                                 (570) 631-2700

                            ------------------------

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                            ------------------------

                                   Copies to:

      LUCIANA FATO             JOHN S. D'ALIMONTE          STEPHEN L. BURNS
 Davis Polk & Wardwell      Willkie Farr & Gallagher   Cravath, Swaine & Moore
  450 Lexington Avenue         787 Seventh Avenue          Worldwide Plaza,
New York, New York 10017    New York, New York 10019      825 Eighth Avenue
     (212) 450-4000              (212) 728-8000        New York, New York 10019
                                                            (212) 474-1000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [_] __________

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333 - 82366

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] __________

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] __________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                            ------------------------

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================
                                                   Proposed
                                                    Maximum      Proposed Maximum
      Title of Each Class          Amount to be  Offering Price      Aggregate          Amount of
of Securities to be Registered      Registered      Per Unit      Offering Price     Registration Fee
-----------------------------------------------------------------------------------------------------
Common Stock, par value $1.00
   per share.......................  873,000          $36.00        $31,428,000.00       $2,892.00
=====================================================================================================

Explanatory Note and Incorporation by Reference of Registration Statement on Form S-3, File No. 333-82366

     Commonwealth Telephone Enterprises, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-82366) declared effective on March 26, 2002 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto. The Company is filing this Registration Statement to register 873,000 shares of its common stock, par value, $1.00 per share.

Exhibits

     The following documents are filed as exhibits to this Registration
Statement.

Exhibit Number                     Description
--------------                     -----------

     5.1      Opinion of Ken Lee, Vice President, General Counsel and Secretary
    23.1      Consent of PricewaterhouseCoopers LLP
    23.2 Consent of Ken Lee, Vice President, General Counsel and Secretary (included in Exhibit 5.1)
    25.1 Powers of Attorney (included on signature page to the Registration Statement on Form S-3, File No. 333-82366)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 26th day of March, 2002.

                                        COMMONWEALTH TELEPHONE ENTERPRISES, INC.


                                        By:        /s/ MICHAEL J. MAHONEY
                                            ------------------------------------
                                            Name:  Michael J. Mahoney
                                            Title: President and Chief Executive
                                                     Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

            Signature                         Title                   Date
            ---------                         -----                   ----

 /s/ MICHAEL J. MAHONEY       President, Chief Executive         March 26, 2002
----------------------------  Officer and Director
                              (principal executive officer)


  /s/ DONALD P. CAWLEY        Senior Vice President and          March 26, 2002
----------------------------  Chief Accounting Officer
                              (principal accounting officer)

            *                 Chairman of the Board of
----------------------------  Directors
    David C. McCourt


            *                 Director
----------------------------
    Michael A. Adams


            *                 Director
----------------------------
     James Q. Crowe


            *                 Director
----------------------------

    Stuart E. Graham


            *                 Director
----------------------------
      Frank M. Henry


            *                 Director
----------------------------

    Richard R. Jaros


            *                 Director
----------------------------
    Daniel E. Knowles


            *                 Director
----------------------------
    David C. Mitchell


           *                  Director
----------------------------
       Eugene Roth


           *                  Director
----------------------------
    Walter Scott, Jr.


           *                  Director
----------------------------
   Timothy J. Stoklosa


           *                  Director
----------------------------
       John S. Whyte

            Signature                         Title                   Date
            ---------                         -----                   ----

*By: /s/ MICHAEL J. MAHONEY                                       March 26, 2002
     ------------------------
        Michael J. Mahoney
         Attorney-in-fact

                                    EXHIBITS

  Exhibit
   Number   Description
  -------   -----------

     5.1    Opinion of Ken Lee, Vice President, General Counsel and Secretary
    23.1    Consent of PricewaterhouseCoopers LLP
    23.2 Consent of Ken Lee, Vice President, General Counsel and Secretary (included in Exhibit 5.1)
    25.1 Powers of Attorney (included on signature page of Registration Statement on Form S-3, File No. 333-82366)

                              OFFICER'S CERTIFICATE

     The undersigned, a duly appointed officer of Commonwealth Telephone Enterprises, Inc., a Pennsylvania corporation (the "Company"), does hereby certify as follows:

     a. The Company has instructed PNC Bank ("PNC") to transmit, before the close of business on March 27, 2002 the amount of $2,892 to the account of the Securities and Exchange Commission at Mellon Bank, such amount representing the registration fee in respect of 873,000 shares of the Company's common stock being registered by the Company under the Securities Act of 1933, as amended;

     b. The Company will not revoke such instructions; and

     c. The Company has sufficient funds in its account at PNC to cover the amount of such filing fee.

     The Company hereby undertakes that it will confirm receipt of such instructions by PNC during regular business hours on March 27, 2002.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of March, 2002.

                                             /s/  Michael J. Mahoney
                                             -----------------------------------
                                             Michael J. Mahoney
                                             President, Chief Executive Officer
                                             and Director